EXHIBIT 99.1
News Release

DRAFT FOR REVIEW 7.0
MEDIA CONTACT:	INVESTOR CONTACT:
Kelly Schwager	Helyn Corcos
Symantec Corporation	Symantec Corporation
408-517-7329	408-517-8324
kelly_schwager@symantec.com	hcorcos@symantec.com
SYMANTEC REPORTS RECORD FIRST QUARTER EARNINGS ON 26% REVENUE GROWTH
Strong Enterprise Performance and Worldwide Growth
CUPERTINO, Calif. — July 28, 2005 — Symantec Corp. (Nasdaq: SYMC) today reported results for the first quarter of fiscal year 2006, ended July 1, 2005. Symantec posted revenue for the quarter of $700 million, a 26 percent increase compared to $557 million for the same quarter last year.
GAAP Results: GAAP net income for the fiscal first quarter was $199 million, compared to $117 million for the same quarter last year. Earnings per share was $0.27, compared to earnings per share of $0.16 for the year-ago quarter.
Non-GAAP Results: Non-GAAP net income for fiscal first quarter was $199 million, compared to $128 million for the same quarter last year. Non-GAAP earnings per share was $0.27, 50 percent higher than the June 2004 quarter’s non-GAAP earnings per share of $0.18. Non-GAAP results, as outlined in the attached consolidated statements, exclude acquisition-related amortization of intangibles and amortization of deferred stock-based compensation, acquired IPR&D, restructuring charges, integration planning charges related to the merger with VERITAS, and the related income tax benefits, and a reduction of taxes provided on earnings repatriated under the American Jobs Creation Act. See “Use of Non-GAAP Financial Information” below.
“Symantec’s success in the quarter was paralleled by equally strong performance by VERITAS,” said John W. Thompson, Symantec chairman and chief executive officer. “Our results demonstrate the team’s success in balancing merger-related activities with a continued focus on execution.”
Revenue Components
For the quarter, Symantec’s worldwide enterprise business, including enterprise security, enterprise administration, and services, represented 49 percent of total revenue and grew 23 percent year-over-year. Symantec’s enterprise security business represented 38 percent of total revenue and grew 26 percent; the enterprise administration business represented 10 percent of total revenue and grew 10 percent; and the services business represented 1 percent of total revenue and grew 85 percent. Symantec’s consumer business represented 51 percent of total revenue and grew 28 percent.
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Symantec Reports First Quarter Fiscal Year 2006 Results

International revenues represented 51 percent of total revenue in the first quarter and grew 27 percent over the same quarter last year. The Americas, including the United States, Latin America, and Canada, represented 55 percent of total revenue and grew 25 percent. The Europe, Middle East, and Africa region represented 31 percent of total revenue and grew 28 percent. Asia Pacific/Japan represented 14 percent of total revenue and grew 22 percent.
VERITAS Results
Revenue for VERITAS as a standalone company was $529 million for the June quarter, up 9 percent year-over-year. Non-GAAP operating expenses and cost-of-sales were $407 million or 77 percent of revenue. Non-GAAP operating expenses and cost-of-sales exclude acquisition-related amortization of intangibles and amortization of deferred stock-based compensation, merger-related expenses, and related income tax benefits. The financial results of Symantec reported in this release do not include the operating results of VERITAS, since Symantec’s merger with VERITAS was completed on July 2, 2005, after the close of Symantec’s June quarter.
Business Outlook
The methodology for presenting combined historical financial information, as well as guidance for fiscal year 2006, will be reviewed in the conference call schedule for 5 p.m. ET/2 p.m. PT today. See “Conference Call” below.
Quarterly Highlights
•	Symantec signed 274 contracts worldwide worth more than $100,000 each, including 15 deals worth more than $1 million each, during the quarter. Fifty-three percent of these deals included multiple Symantec enterprise products and services, an increase of 22 percent from the same quarter last year.

•	Symantec signed new or extended agreements with customers including Amica Mutual Insurance Company, the oldest mutual insurer of automobiles in the United States; Baltimore County Public Schools, one of the 25 largest school systems in the nation; First Horizon National Corporation, one of the nation’s largest financial services companies; Inova Health System, a not-for-profit health care system based in Northern Virginia; and Tellabs, which designs, develops, deploys, and supports solutions for telecom service providers in about 100 countries.

•	International customers from the quarter included ING Vysya Bank Ltd, a premier private sector bank with more than three million customers and 400 branches across India; LG Electronics, one of the world’s leading digital companies; Samsung Electronics Co. LTD, one of the world’s largest microchip makers and South Korea’s top electronics company; and VIVO, the largest cellular phone operator in Latin America with more than 37 million users.
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Symantec Reports First Quarter Fiscal Year 2006 Results

Conference Call
Symantec has scheduled a conference call for 5 p.m. ET/2 p.m. PT today to discuss the results of the first quarter of fiscal year 2006, ended July 1, 2005, and to review guidance for the fiscal year 2006. Interested parties may access the conference call on the Internet at http://www.symantec.com/invest/index.html. To listen to the live call, please go to the Web site at least 15 minutes early to register, download, and install any necessary audio software. A replay and script of our officers’ remarks will be available on the investor relations’ home page shortly after the call is completed.
About Symantec
Symantec is the world leader in providing solutions to help individuals and enterprises assure the security, availability, and integrity of their information. Headquartered in Cupertino, Calif., Symantec has operations in more than 40 countries. More information is available at www.symantec.com.
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NOTE TO EDITORS: If you would like additional information on Symantec Corporation and its products, please view the Symantec Press Center at http://www.symantec.com/PressCenter/ on Symantec’s Web site. All prices noted are in US dollars and are valid only in the United States.
Symantec, the Symantec logo, VERITAS, and the VERITAS logo are trademarks or registered trademarks of Symantec Corporation or its affiliates in the United States and certain other countries. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.
FORWARD LOOKING STATEMENTS: This press release contains statements regarding our financial and business results which may be considered forward-looking within the meaning of the U.S. federal securities laws. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: whether Symantec and VERITAS can successfully integrate their businesses, maintain customer and partner relationships and leverage synergies; the sustainability of recent growth rates, particularly in consumer products; the anticipation of the growth of certain market segments, particularly enterprise security and international; the competitive environment in the software industry; changes to operating systems and product strategy by vendors of operating systems; general market conditions; fluctuations in currency exchange rates; the timing and market acceptance of new product releases and upgrades; whether Symantec can successfully develop new products and integrate acquired businesses, and the degree to which these products and businesses gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Symantec’s Form 10-K for the fiscal year ended April 1, 2005 and in the Form S-4 Registration Statement filed in connection with the merger of Symantec and VERITAS . Symantec assumes no obligation to update any forward-looking information contained in this press release.
USE OF NON-GAAP FINANCIAL INFORMATION: In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Symantec reports non-GAAP financial results. Non-GAAP net income and earnings per share exclude amortization of acquisition-related intangibles, amortization of deferred stock-based compensation, in-process research and development, and certain other identified charges, such as restructuring, patent settlement, and integration planning expenses associated with the VERITAS merger, as well as the tax effect of these items, and the one-time tax effect associated with the company’s cash repatriation under the American Jobs Creation Act. Symantec’s management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Symantec uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release and can also be found on the investor relations Web site at www.symantec.com/invest/center.html.
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SYMANTEC CORPORATION
GAAP Consolidated Statements of Income

	Three Months Ended
	June 30,
(In thousands, except per share data; unaudited)	2005	2004
Net revenues(1)	$699,942	$556,634
Cost of revenues:
Cost of sales	105,782	89,011
Amortization of acquired product rights	11,013	11,250

Total cost of revenues	116,795	100,261

Gross profit	583,147	456,373

Operating expenses:
Sales and marketing	211,109	187,932
Research and development	91,233	72,884
General and administrative	30,388	24,285
Amortization of other intangibles from acquisitions	1,739	892
Amortization of deferred stock-based compensation	2,785	—
Patent settlement	2,200	—
Acquired in-process research and development	—	2,262
Restructuring	3,474	860
Integration planning	7,901	—

Total operating expenses	350,829	289,115

Operating income	232,318	167,258

Interest and other income, net	22,758	10,438
Interest expense	—	(5,291)

Income before income taxes	255,076	172,405

Provision for income taxes	56,443	55,128

Net income	$198,633	$117,277

Net income per share — diluted(2)	$0.27	$0.16

Shares used to compute net income per share — diluted(2)	737,211	735,852

(1)	Net revenues for the quarter ended June 2004 include a $20 million reduction to correct for an understatement of deferred revenue.

(2)	Share and per share amounts for the three months ended June 30, 2004 retroactively reflect the two-for-one stock split effected as a stock dividend, which occurred on November 19, 2004. For the three months ended June 30, 2004, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M for the three months ended June 30, 2004, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.
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Symantec Reports First Quarter Fiscal Year 2006 Results
SYMANTEC CORPORATION
Non-GAAP Consolidated Statements of Income
Non-GAAP amounts exclude all acquisition related amortization of intangibles and amortization of deferred stock-based compensation, acquired IPR&D, restructuring charges, integration planning charges related to our merger with VERITAS, reduction of foreign taxes provided on earnings repatriated under the Jobs Act, and related income tax benefits.

	Three Months Ended
	June 30,
(In thousands, except per share data; unaudited)	2005	2004
Net revenues(1)	$699,942	$556,634
Cost of revenues	105,782	89,011

Gross profit	594,160	467,623

Operating expenses:
Sales and marketing	211,109	187,932
Research and development	91,233	72,884
General and administrative	30,388	24,285

Total operating expenses	332,730	285,101

Operating income	261,430	182,522

Interest and other income, net	22,758	10,438
Interest expense	—	(5,291)

Income before income taxes	284,188	187,669
Provision for income taxes	85,256	60,054

Net income	$198,932	$127,615

Net income per share — diluted(2)	$0.27	$0.18

Shares used to compute net income per share — diluted(2)	737,211	735,852

(1)	Net revenues for the quarter ended June 2004 include a $20 million reduction to correct for an understatement of deferred revenue.

(2)	Share and per share amounts for the three months ended June 30, 2004 retroactively reflect the two-for-one stock split effected as a stock dividend, which occurred on November 19, 2004. For the three months ended June 30, 2004, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M for the three months ended June 30, 2004, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.
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Symantec Reports First Quarter Fiscal Year 2006 Results
SYMANTEC CORPORATION
Reconciliation of Non-GAAP Gross Profit, Operating Expenses and Consolidated Statements of Income to the GAAP Gross Profit, Operating Expenses and Consolidated Statements of Income

	Three Months Ended
	June 30,
(In thousands, except per share data; unaudited)	2005	2004

Non-GAAP gross profit	$594,160	$467,623

Cost of revenues:
Amortization of acquired product rights	(11,013)	(11,250)

GAAP gross profit	$583,147	$456,373

Non-GAAP operating expenses	$332,730	$285,101

Operating expenses:
Amortization of other intangibles from acquisitions	1,739	892
Amortization of deferred stock-based compensation	2,785	—
Patent settlement	2,200	—
Acquired in-process research and development	—	2,262
Restructuring	3,474	860
Integration planning	7,901	—

Total operating expenses	18,099	4,014

GAAP operating expenses	$350,829	$289,115

Non-GAAP net income	$198,932	$127,615

Cost of revenues	(11,013)	(11,250)
Operating expenses	(18,099)	(4,014)
Reduction of foreign taxes provided on earnings repatriated	19,611	—
Income tax benefit	9,202	4,926

GAAP net income	$198,633	$117,277

Non-GAAP and GAAP net income per share — diluted

Non-GAAP net income per share — diluted	$0.27	$0.18

GAAP net income per share — diluted	$0.27	$0.16

Shares used to compute net income per share — diluted	737,211	735,852

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SYMANTEC CORPORATION
Consolidated Balance Sheets

	June 30,	March 31,
(In thousands)	2005	2005
ASSETS

Current assets:
Cash and short-term investments	$3,351,149	$3,206,587
Trade accounts receivable, net	241,248	285,325
Inventories	15,346	19,118
Current deferred income taxes	97,668	97,279
Other current assets	84,697	79,973

Total current assets	3,790,108	3,688,282

Property and equipment, net	382,486	382,689
Acquired product rights, net	120,547	127,619
Other intangible assets, net	29,001	30,739
Goodwill	1,372,641	1,365,213
Other long-term assets	19,276	19,679

	$5,714,059	$5,614,221

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$87,959	$74,685
Accrued compensation and benefits	98,821	140,543
Current deferred revenue	1,155,107	1,215,537
Other accrued expenses	85,194	91,033
Income taxes payable	177,234	179,225

Total current liabilities	1,604,315	1,701,023

Long-term deferred revenue	113,293	114,724
Long-term deferred tax liabilities	74,324	88,613
Other long-term obligations	3,442	4,408

Stockholders’ equity:
Common stock	7,138	7,105
Capital in excess of par value	2,456,241	2,412,947
Accumulated other comprehensive income	163,208	191,938
Deferred stock-based compensation	(18,285)	(21,070)
Retained earnings	1,310,383	1,114,533

Total stockholders’ equity	3,918,685	3,705,453

	$5,714,059	$5,614,221

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